Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$32	$64	$87	$16	$199	$(82)
2	Pinnacle West Energy	1	1	10	(31)	(19)	(37)
3	APS Energy Services	2	11	7	8	28	38
4	SunCor	1	2	(1)	8	10	7
5	El Dorado	—	(3)	(2)	—	(5)	(5)
6	Parent Company	17	(6)	8	4	23	(12)

7	Income From Continuing Operations	53	69	109	5	236	(91)

8	Income (Loss) From Discontinued Operations — Net of Tax	1	6	(8)	(20)	(21)	(21)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	(66)	(66)	(51)

10	Net Income	$54	$75	$101	$(81)	$149	$(163)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.37	$0.76	$1.02	$0.19	$2.35	$(0.95)
12	Pinnacle West Energy	0.01	0.01	0.12	(0.37)	(0.23)	(0.44)
13	APS Energy Services	0.03	0.13	0.08	0.09	0.33	0.45
14	SunCor	0.02	0.02	(0.01)	0.09	0.13	0.09
15	El Dorado	—	(0.04)	(0.02)	—	(0.06)	(0.06)
16	Parent Company	0.20	(0.07)	0.10	0.07	0.26	(0.16)

17	Income From Continuing Operations	0.63	0.81	1.29	0.07	2.78	(1.07)

18	Income (Loss) From Discontinued Operations — Net of Tax	—	0.08	(0.10)	(0.24)	(0.25)	(0.25)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	(0.77)	(0.77)	(0.60)

20	Net Income	$0.63	$0.89	$1.19	$(0.94)	$1.76	$(1.92)

21	BOOK VALUE PER SHARE	$30.06	$30.54	$31.39	$29.40	$29.40	$(0.06)

	COMMON SHARES OUTSTANDING — DILUTED (Thousands)
22	Average	84,884	84,926	84,797	85,302	84,964	34
23	End of Period	84,789	84,768	84,756	91,255	91,255	6,531

See Glossary of Terms.	Page 26 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$171	$226	$337	$172	$906	$(9)
25	Business	195	251	270	212	928	(24)

26	Total retail	366	477	607	384	1,834	(33)
	Wholesale revenue on delivered electricity
27	Traditional contracts	2	1	3	3	9	(64)
28	Off-system sales	—	—	—	—	—	—
29	Transmission for others	6	6	6	12	30	4
30	Other miscellaneous services	4	2	4	7	17	(1)

31	Total regulated electricity	378	486	620	406	1,890	(94)
	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	62	41	83	101	287	(183)

33	Total operating electric revenues	$440	$527	$703	$507	$2,177	$(277)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,141	2,441	3,806	2,056	10,444	109
35	Business	2,771	3,429	3,681	3,036	12,917	(147)

36	Total retail	4,912	5,870	7,487	5,092	23,361	(38)
	Wholesale electricity delivered
37	Traditional contracts	71	121	142	140	474	(739)
38	Off-system sales	—	—	—	—	—	—
39	Retail load hedge management	158	230	1,958	296	2,642	(398)

40	Total regulated electricity	5,141	6,221	9,587	5,528	26,477	(1,175)
	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	4,212	4,443	7,104	7,096	22,855	6,854

42	Total electric sales	9,353	10,664	16,691	12,624	49,332	5,679

See Glossary of Terms.	Page 27 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	—	—	—	—	—	—
45	Amounts recovered through revenues	—	—	—	—	—	—

46	Deferred fuel and purchased power regulatory asset — end of period	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
47	Electricity and other commodity sales, realized (a)	$39	$25	$19	$38	$121	$(62)
48	Mark-to-market reversals on realized sales (b)	(22)	(9)	2	(8)	(41)	(47)
49	Change in mark-to-market value of forward sales	23	3	23	(1)	52	(76)

50	Total gross margin	$40	$19	$44	$29	$132	$(185)

	By Pinnacle West Entity

51	Parent company marketing and trading division	$35	$9	$32	$14	$90	$12
52	APS	1	—	1	—	2	(233)
53	Pinnacle West Energy	—	—	—	4	4	4
54	APS Energy Services	4	10	11	11	36	32

55	Total gross margin	$40	$19	$44	$29	$132	$(185)

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 47 and in line 48 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 47 are included in line 48. For example, line 48 shows that a prior-period mark-to-market gain of $41 million was transferred to “realized” for the total year 2002. A $41 million realized gain is included in the $121 million on line 47 for total year 2002.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 28 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
56	Residential	801,000	795,681	798,590	811,930	801,801	25,462
57	Business	99,335	100,096	100,318	101,177	100,228	2,030

58	Total	900,335	895,777	898,908	913,107	902,029	27,492
59	Wholesale customers	67	67	67	67	67	1

60	Total customers	900,402	895,844	898,975	913,174	902,096	27,493

61	Customer Growth (% over prior year)	3.2%	3.2%	3.1%	3.2%	3.1%	(0.5)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

62	Residential	2,148	2,461	3,746	2,135	10,490	641
63	Business	2,776	3,410	3,696	3,024	12,905	86

64	Total	4,924	5,871	7,441	5,159	23,395	727

	RETAIL USAGE (KWh/Average Customer)

65	Residential	2,673	3,068	4,766	2,532	13,025	(287)
66	Business	27,896	34,258	36,691	30,011	129,241	(4,384)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

67	Residential	2,681	3,093	4,690	2,630	13,083	396
68	Business	27,943	34,065	36,839	29,885	128,754	(1,788)

	ELECTRICITY DEMAND (MW)

69	System peak demand	3,921	5,425	5,803	3,828	5,803	116

See Glossary of Terms.	Page 29 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
70	Nuclear	2,257	2,242	2,387	2,095	8,981	596
71	Coal	2,890	2,703	3,280	3,183	12,056	(516)
72	Gas, oil and other	337	659	1,918	1,455	4,369	375

73	Total	5,484	5,604	7,585	6,733	25,406	455

	Purchased power
74	Firm load	70	846	859	(157)	1,619	(1,342)
75	Marketing and trading	3,993	4,599	8,771	6,340	23,704	6,051

76	Total	4,063	5,445	9,630	6,183	25,323	4,709

77	Total energy sources	9,547	11,049	17,215	12,916	50,729	5,164

	POWER PLANT PERFORMANCE

	Capacity Factors
78	Nuclear	96%	95%	100%	87%	94%	6%
79	Coal	78%	72%	87%	84%	80%	(4)%
80	Gas, oil and other	12%	20%	38%	29%	27%	(10)%
81	System average	62%	62%	69%	60%	63%	(7)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
82	Nuclear	62	66	12	129	67	(60)
83	Coal	184	279	88	116	167	—
84	Gas	12	18	106	54	48	16
85	Total	258	363	206	299	282	(44)

See Glossary of Terms.	Page 30 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
86	Palo Verde	$26.86	$30.65	$35.45	$36.18	$32.28	$(86.13)
87	SP15	$28.46	$31.51	$35.55	$41.35	$34.22	$(85.77)
	Off-Peak
88	Palo Verde	$22.17	$14.10	$18.21	$25.09	$19.89	$(41.68)
89	SP15	$22.76	$15.95	$19.54	$28.52	$21.69	$(51.79)

	WEATHER INDICATORS

	Actual
90	Cooling degree-days	89	1,741	2,647	398	4,875	(247)
91	Heating degree-days	472	—	—	328	800	(360)
92	Average humidity	28%	16%	27%	38%	27%	(9)%
	10-Year Averages
93	Cooling degree-days	80	1,491	2,540	420	4,531	—
94	Heating degree-days	521	36	—	415	972	—
95	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
96	Single-family	7,682	9,666	8,689	8,275	34,312	1,447
97	Multi-family	1,249	2,005	2,662	1,158	7,074	(1,930)

98	Total	8,931	11,671	11,351	9,433	41,386	(483)

	Arizona Job Growth (c)
99	Payroll job growth (% over prior year)	(0.8)%	(0.2)%	(0.1)%	1.1%	0.0%	(1.0)%
100	Unemployment rate (%, seasonally adjusted)	6.3%	6.2%	6.1%	6.0%	6.2%	1.5%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 31 of 31